OLD MUTUAL EMERGING MANAGERS FUND, L.L.C.
                                       and
             OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.
                                (each, a "Fund")
                                       and
                OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C.
                               (the "Master Fund")

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of Ross Weissman and Todd Williams, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign, on behalf of each Fund and the Master Fund, each Fund's Registration Statement on Form N-2 to be filed with the Securities and Exchange Commission (the "SEC") on or about June 3, 2009, and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          Each of the undersigned hereby executes this Power of Attorney as of this 28th day of May, 2009.


                                              TITLE HELD WITH EACH
        SIGNATURE                             FUND AND MASTER FUND
------------------------------------    --------------------------------

/s/ Matthew Appelstein                  President, Chief Executive Officer and
------------------------------------    Principal Manager
Matthew Appelstein


/s/ Gerald Hellerman                    Manager
------------------------------------
Gerald Hellerman


/s/ George W. Morriss                   Manager
------------------------------------
George W. Morriss


/s/ Paul D. Malek                       Manager
------------------------------------
Paul D. Malek


/s/ Ross Weissman                       Treasurer and Chief Financial Officer
------------------------------------
Ross Weissman